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                                                                 EXHIBIT 10.1.2


                               January 9, 1997



Benchmark Acquisition, Inc.
c/o 1325 Avenue of the Americas, 25th Floor
New York, NY 10019
Attn: Lawrence D. Stuart, Jr.

         Re: Agreement and Plan of Merger by and among Benchmark Communications Radio Limited Partnership, Benchmark Acquisition, Inc., Benchmark Radio Acquisition Fund I Limited Partnership, Benchmark Radio Acquisition Fund IV Limited Partnership, Benchmark Radio Acquisition Fund VII Limited Partnership, Benchmark Radio Acquisition Fund VIII Limited Partnership, Joseph L. Mathias, Bruce R. Spector, Capstar Broadcasting Partners,
                Inc. and BCR Holding, Inc. dated as of December 9, 1996.

Dear Larry:

         Reference is made to the above-referenced Agreement and Plan of Merger (the "Merger Agreement"). This letter when signed by each of us and the other parties to the Merger Agreement will memorialize our agreement with respect to the matters set forth herein. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Agreement.

         To simplify the transactions contemplated by the Merger Agreement, the parties have agreed that on the Closing Date prior to the Effective Time of the Merger and the Other Benchmark Mergers, Bruce R. Spector will assign his limited partnership interest in Fund IX, Fund X and Fund XI to Benchmark Holdings, Inc., a wholly owned subsidiary of Benchmark pursuant to an Assignments of Partnership Interest in the form of Exhibit A hereto. As a result of these assignments, Benchmark will, prior to and at the Effective Time of the Merger, directly or indirectly be the record holder of 100% of the partnership interests in each of Fund IX, Fund X and Fund XI.

         The parties agree that the definition of Assignment of New Fund Partnership Interests contained in the Merger Agreement shall mean the above referenced Assignments of Partnership Interest (rather than the forms of Assignments of Partnership Interests attached as Exhibit 4 to the Merger Agreement).





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         Please countersign this letter below to indicate your agreement with respect to the matters set forth herein.

                                             BENCHMARK COMMUNICATIONS RADIO
                                             LIMITED PARTNERSHIP



                                             /s/ BRUCE R, SPECTOR
                                             ----------------------------------
                                             By:   Bruce R. Spector
                                             Its:  General Partner

Agreed to and Accepted,

BENCHMARK ACQUISITION, INC.



/s/ PETER BRODSKY
---------------------------------
By:
Its:




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         The undersigned parties hereby agree to the terms of this letter agreement, as of the date first written above.

                                        BENCHMARK RADIO ACQUISITION FUND I
                                        LIMITED PARTNERSHIP


                                        /s/ BRUCE R. SPECTOR
                                        ---------------------------------------
                                        By:   Bruce R. Spector
                                        Its:  General Partner


                                        BENCHMARK RADIO ACQUISITION FUND IV
                                        LIMITED PARTNERSHIP


                                        /s/ BRUCE R. SPECTOR
                                        ---------------------------------------
                                        By:   Bruce R. Spector
                                        Its:  General Partner


                                        BENCHMARK RADIO ACQUISITION FUND VII
                                        LIMITED PARTNERSHIP


                                        /s/ BRUCE R. SPECTOR
                                        ---------------------------------------
                                        By:   Bruce R. Spector
                                        Its:  General Partner


                                        BENCHMARK RADIO ACQUISITION FUND VIII
                                        LIMITED PARTNERSHIP


                                        /s/ BRUCE R. SPECTOR
                                        ---------------------------------------
                                        By:   Bruce R. Spector
                                        Its:  General Partner


                                        /s/ BRUCE R. SPECTOR
                                        ---------------------------------------
                                        Bruce R. Spector


                                        /s/ JOSEPH L. MATHIAS
                                        ---------------------------------------
                                        Joseph L. Mathias IV




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                                        HOME RUN RADIO LIMITED PARTNERSHIP

                                        By:   HR Radio Corporation
                                        Its:  General Partner


                                        /s/ BRUCE R. SPECTOR
                                        ---------------------------------------
                                        By:   Bruce R. Spector
                                        Its:  President


                                        GRAND SLAM RADIO LIMITED PARTNERSHIP



                                        /s/ MICHAEL MATHIAS
                                        ---------------------------------------
                                        By:   Michael Mathias
                                        Its:  General Partner


                                        BCR HOLDING, INC.



                                        /s/ PETER S. BRODSKY
                                        ---------------------------------------
                                        By:   Peter S. Brodsky
                                        Its:

                                        CAPSTAR BROADCASTING PARTNERS, INC.



                                        /s/ PETER S. BRODSKY
                                        ---------------------------------------
                                        By:   Peter S. Brodsky
                                        Its:






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                                   EXHIBIT A




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                       ASSIGNMENT OF PARTNERSHIP INTEREST


         THIS ASSIGNMENT is made as of _______________, 1997 by BRUCE R. SPECTOR, (the "Assignor"), in favor of BENCHMARK HOLDINGS CO., INC., a Delaware corporation (the "Assignee").

                                    RECITALS

         WHEREAS, Benchmark Communications Radio Limited Partnership, certain affiliates thereof, Benchmark Acquisition, Inc., certain affiliates thereof and Assignor have entered into that certain Agreement and Plan of Merger dated December 9, 1996 (the "Merger Agreement"); and

         WHEREAS, to induce Benchmark Acquisition, Inc. to consummate the Merger Agreement, Assignor has agreed to assign its Class A Limited Partnership Interest (the "Assigned Interest") in the Benchmark Radio Acquisition Fund IX Limited Partnership (the "Partnership") to Benchmark Holdings Co., Inc.

         NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Assignment. Assignor assigns and grants to Assignee all of its right, title and interest in and to the Assigned Interest.

         2. Representations, Warranties and Covenants of Assignee. Assignee represents, warrants and covenants as follows:

            (a) Good Standing. Assignee is a corporation, duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation and has the corporate power to own its property and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary.

            (b) Corporate Authority. Assignee has full power and authority to enter into and to perform its obligations under this Assignment, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of shareholders of, or lenders to, Assignee and no consent, approval, filing or registration with or notice to any governmental authority on the part of the Assignee is required as a condition to the validity of this Assignment or the performance by the Assignee of their obligations under this Agreement.

            (c) Binding Agreement. This Assignment constitutes the valid and legally binding agreement of Assignee and is enforceable against Assignee in accordance with its terms.

            (d) No Conflicts. There is no statute, regulation, rule, order or judgment, no provision of Assignee's articles of incorporation, by-laws or other governing documents, and no provision of any mortgage, indenture, contract or other agreement binding on the Assignee or






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affecting their properties, which would prohibit, or cause a default under or in any way prevent the execution, delivery, or performance of the terms of this Assignment.

            (e) Assignee will not encumber the Assigned Interest or execute any financing statement or security agreement in respect of the Assigned Interest.

            (f) Assignee will not sell, assign, contract for sale or otherwise dispose of any of the Assigned Interest other than to re-assign the Assigned Interest pursuant hereto, unless the other party to such disposition agrees in writing to be bond by the terms of this Agreement for the benefit of Assignor.

         3. Representations, Warranties and Covenants of Assignor. Assignor represents and warrants to Assignee as follows:

            (a) Partnership Authority. Assignor has full power and authority to enter into and to perform its obligations under this Assignment. No consent or approval of lenders to, Assignor and no consent, approval, filing or registration with or notice to any governmental authority on the part of Assignor is required as a condition to the validity of this Assignment or the performance by Assignor of their obligations under this Assignment.

            (b) Binding Agreement. This Assignment constitutes the valid and legally binding agreement of Assignor and is enforceable against Assignor in accordance with its terms.

            (c) No Conflicts. There is no statute, regulation, rule, order or judgment, no provision of Assignor's partnership agreements or certificates, and no provision of any mortgage, indenture, contract or other agreement binding on the Assignor or affecting their properties, which would prohibit, or cause a default under or in any way prevent the execution, delivery, or carrying out of the terms of this Assignment.

         4. Assignment. No party may assign its rights or obligations hereunder without the prior written consent of the other party; provided, however, (a) upon notice to Assignor and without releasing Assignee from any of its obligations or liabilities hereunder, Assignee may assign or delegate any or all of its rights or obligations under this Agreement to any affiliate thereof, and (b) nothing in this Agreement shall limit Assignee's ability to make a collateral assignment of its rights under this Agreement to any institutional lender that provides funds to Assignee without the consent of Assignor. Assignor shall execute an acknowledgment of such assignment(s) and collateral assignments in such forms as Assignee or its institutional lenders may from time to time reasonably request; provided, however, that unless written notice is given to Assignor that any such collateral assignment has been foreclosed upon, Assignor shall be entitled to deal exclusively with Assignee as to any matters arising under this Agreement or any of the other Agreements delivered pursuant thereto. Subject to the foregoing, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective successors and assignees.

         5. Consent. Assignor and Benchmark hereby consent to this Assignment for purposes of Section 6.01(a)(1) of the Partnership Agreement.




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          6. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and referenced herein, supersede and terminate any prior agreements between the parties (written or oral). This Agreement may not be altered or amended except by an instrument in writing signed by the parties hereto.

          7. Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures on each such counterpart were on the same instrument.

          8. Construction. The Section headings of this Agreement are for convenience only and in no way modify, interpret or construe the meaning of specific provisions of the Agreement.

          9. Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without regard to the choice of law rules utilized in that jurisdiction.

         10. Severability. If any one or more of the provisions contained in this Agreement should be found invalid, illegal or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. Any illegal or unenforceable term shall be deemed to be void and of no force and effect only to the minimum extent necessary to bring such term within the provisions of applicable law and such term, as so modified, and the balance of this Agreement shall then be fully enforceable.



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      IN WITNESS WHEREOF, this Agreement has been executed by duly authorized officers or partners of each of the parties hereto as of the day and year above first written.

                               BENCHMARK COMMUNICATIONS RADIO
                               LIMITED PARTNERSHIP (for purposes of Section 5 only)



                               -----------------------------------------------
                               By:   Bruce R. Spector
                               Its:  General Partner


                               BENCHMARK HOLDING CO., INC.




                               -----------------------------------------------
                               By:
                               Its:



                               -----------------------------------------------
                               Bruce R. Spector






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